UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

April 2, 2013

TANDY BRANDS ACCESSORIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18927	75-2349915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3631 West Davis, Suite A Dallas, Texas 75211
(Address of principal executive offices and zip code)

(214) 519-5200
(Registrant's telephone
number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2013, Tandy Brands Accessories, Inc. (Nasdaq:TBAC) (the "Company") received a deficiency notification letter from the Nasdaq Global Market ("Nasdaq").  The notice stated that the Company was not in compliance with Nasdaq Marketplace Rule 5450(a)(1) because the bid price of the Company's common stock closed below the required minimum $1.00 per share for the previous 30 consecutive business days.  The notice has no immediate effect on the listing or trading of the Company's common stock.

 In accordance with Nasdaq  rules, the Company has a period of 180 calendar days, until September 30, 2013, to regain compliance with the minimum bid price rule.  If at any time before September 30, 2013, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will notify the Company that it has regained compliance with the minimum bid price rule.  The Company is currently reviewing options with respect to regaining such compliance.

If the Company cannot demonstrate compliance with Rule 5450(a)(1) by September 30, 2013, Nasdaq will provide notice to the Company that its securities may be delisted.  At that time, the Company may appeal NASDAQ's decision to a Listing Qualifications Panel.  Alternatively, the Company may submit an application to transfer its securities to The Nasdaq Capital Market. Following submission of the application, the Company may be eligible for an additional 180-day period to regain compliance with the minimum bid price requirement if it meets the continued listing requirement for market value of publicly held shares and all other initial listing standards, with the exception of the bid price requirement, for The Nasdaq Capital Market.

The matters set forth in this 8-K include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934.  Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control.  We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this press release.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “ “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology.  A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Form 10-K, filed on September 4, 2012 with the Commission and in the Quarterly Reports on Form 10-Q filed subsequent thereto.  Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.

Date: April 5, 2013	By:	/s/ N. Roderick McGeachy, III
N. Roderick McGeachy, III
Chief Executive Officer